SALOMON BROTHERS INVESTMENT SERIES

                      SUPPLEMENT DATED JANUARY 5, 1996 TO
                       PROSPECTUS DATED SEPTEMBER 7, 1995

The information under the caption 'Purchase of Shares--Class A Shares' is hereby supplemented as follows:

        The Distributor has determined to reallow the entire front-end sales charge to dealers for sales of Class A shares until further notice.